Advancing Cancer Diagnosis

Improving patient outcomes while lowering health care costs

William Annett
Chief Executive Officer
Mitch Levine
Chief Financial Officer

January 2018

OncoCyte™

NYSE AMERICAN: OCX

Forward Looking Statements

Statements pertaining to future financial and/or operating results, future research, diagnostic tests and technology under development, clinical development of diagnostic tests, and potential opportunities for OncoCyte Corporation and the diagnostic tests it is developing, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "may," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development, testing, marketing and/or commercialization of potential diagnostic tests, including developing or obtaining the resources and capabilities required to do so, uncertainty in the results of clinical trials, need and ability to obtain future capital, and maintenance of intellectual property rights, need to obtain approvals from federal and state regulatory agencies, and uncertainty as to reimbursements or coverage from third party payers such as Medicare, health insurance companies, and health maintenance organizations. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the business of OncoCyte, particularly those mentioned in the Risk Factors and other cautionary statements found in OncoCyte's latest Annual Report on Form 10-K and other Quarterly Reports and Current Reports filed by OncoCyte with the Securities and Exchange Commission. OncoCyte disclaims any intent or obligation to update these forward-looking statements and/or this presentation, including but not limited to any changes resulting from changes in fact or circumstances.

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of OncoCyte Corporation.

Overview

OncoCyte develops and commercializes novel blood tests for the early detection of cancer.

Market Data

Ticker (NYSE American)	OCX
Price (12/29/2017)	$4.65
52-Week Range	$3.60–7.85
Market Cap	~$145M
Average Daily Trading (3 mos)	~25,000
Common Shares Outstanding	31.3 M
Covering Research Analysts*	4

* Benchmark (Raymond Myers, CFA), Chardan Capital Markets (Keay Nakae, CFA), Janney Capital Markets (Paul Knight, CFA) and Lake Street Capital Markets (Bruce D. Jackson).

OncoCyte

Investment Highlights

- Focused on largest markets with unmet needs for early, accurate cancer diagnosis
  - Lung confirmatory market projected $4+ billion
- Compelling value proposition for physicians, patients, and payers
  - Potential for fewer risky procedures and significant cost savings
- Launch of DetermaVu™ Lung planned
  - 1st Mover Advantage
  - Commercial readiness complete
- Additional tests progressing through R&D process
- Experienced Commercial and R&D leadership team

OncoCyte

Experienced Life Science Leadership Team

	Position	Experience
William Annett	President & CEO	CEO BioFx Labs; CEO Corra Life Sciences; Managing Director Accenture Life Science; Led Commercial Strategy, Project Finance Genentech; Harvard MBA
Mitch Levine	CFO	Founder Kirby Cove Capital Advisors; Founder Enable Capital Management; The Shemano Group; Bear Stearns; Lehman Brothers
Lyndal Hesterberg, PhD	SVP Research & Development	CEO BaroFold; Carmenta Biosciences; CTO Crescendo Biosciences; EVP Thermo BioStar; Senior Director SomaLogic. PhD University of St Louis
Kristine Mechem, PhD	VP Marketing & Planning	Business Analytics Abbott Labs; Market Planning Genentech; Managed Care Consulting; VP Marketing and Business Development Corra Life Sciences PhD University of Chicago
Michael Vicari	VP Sales	VP Sales & Marketing Eurofins; VP Sales Sequenom; VP Sales & Marketing Monogram Biosciences; Commercial Leadership Genentech
Lyssa Friedman	VP Clinical & Regulatory Affairs	Veracyte VP Clinical Operations; Telomere Diagnostics, VP Clinical Development; Carmenta Biosciences; McKesson Oncology Network; Oncology RN
William Haack	VP Market Access	VP Business Operations Invitae; VP EMEA, VP Global Operations and US Market Access Genomic Health; Sales Operations Genentech
William Seltzer, PhD	VP Clinical Services	Lab Director Veracyte; Illumina; Counsyl; Athena Diagnostics PhD University of Southern California

Early diagnosis – the largest market segment with least competition



Pre-Diagnosis
Post-Diagnosis
Genetic Pre-Disposition
Diagnosis Screening
Diagnosis Confirmatory
Recurrence Risk Predictor
Diagnostics for Targeted Therapies
Recurrence Detection
MYRIAD.
OncoCyte
Lung
VERMILLION
Ovarian
veracyte
Thyroid
genomic health
Breast
GUARDANT HEALTH
FOUNDATION MEDICINE
Low barriers to entry
Long time to market, FDA and USPSTF hurdles
Current focus – high barriers to entry, first-mover advantage
High barriers to entry, first-mover advantage
Low barriers to entry
High barriers to entry

Strategically focused on areas of greatest unmet need and most attractive margins

Product Contribution Opportunity ($Bs)



90%
70%
50%
30%
10%
Health Outcomes
(5-year death rate)
Thyroid
$0.4
Prostate
$0.6
Colorectal
$3.2
Ovarian
$0.2
Lung
Confirmatory
$3.9
Breast
Confirmatory
$5.4
Bubbles represent product contribution opportunity = gross revenue (# of patients * diagnostic price) * estimate of product margins
0%
5%
10%
15%
20%
25%
30%
35%
40%
Cost Savings
Ability to avoid unnecessary and expensive follow-up procedures
(Probability of false-positive test under current standard of care)
Estimated Margins
25% Primary Care focus
50% Primary Care and Specialty
75% Specialty Care focus

Health Outcomes is a proxy for clinician unmet need; Cost Savings is a proxy for payer unmet need

OncoCyte™

Advancing the Standard of Care in cancer diagnosis

IP Protected gene expression classifier with binary call



Liquid Biopsy
Biomarkers
Classifier
Benign
or
Suspicious*
Test Results

IP Protection

- **Biomarkers:** Method of Use Patent filed in multiple jurisdictions
- **Classifier:** Proprietary, protected under trade secret

* Potentially malignant, clinician to determine follow-up procedure.

Lung Opportunity

OncoCyte™

Lung is one of largest US market opportunities

$2.1B → **$4.7B**

Initial use

400,000–600,000 Patients with large nodules

Expanded use

1.4 Million Patients with medium to large nodules

Company estimates based on LungRADS guidelines and NLST data, list price comparable to existing molecular diagnostics with algorithm Percepta list price $4,875, Afirma CMS reimbursement $3,100.

OncoCyte

Large market opportunity for lung tests



Lung Imaging
All indeterminate diagnoses
Downstream procedures performed on indeterminate diagnoses
Overall Lung Nodule Market (10–15 Million Patients)
Lung-RADS 3 & 4 (≥5mm) (~1.4 Million Patients)
Lung-RADS 4 (≥8mm) (~400,000–600,000 Patients)
Expanded Use
Initial Use

Annual TAM Numbers based on company estimates and secondary data: 7–10 Million screening patients (Source: USPSTF, NCI); 4.9 Million patients with incidental nodules (Source: Gould, MK. Et al. *Am J Respir Crit Care Med* 2015 Nov 15; 192 (10):1208-1214.)

OncoCyte

Lung opportunity driven by poor outcomes

Lung cancer is typically diagnosed at later stages, with 57% of diagnoses made in stage IV, limiting survival rates



FDA Approval for prostate screening test
FDA Approval for prostate progression test
Five-year Survival Rate
100%
80%
60%
40%
20%
0%
1975
1980
1985
1990
1995
1999
2003
2007
Prostate
Breast
Bladder
Colorectal
Lung

Sources: Cancer SEER Stat Fact Sheets; NCCN Guidelines Lung Cancer Screening (February 2014); USPSTF Guidelines for Lung Cancer (December 2013).

OncoCyte

Post-LDCT biopsies are risky and expensive

- Lung biopsies – via needle, bronchoscopy or surgery – are much riskier than other cancer biopsies

Incidence (%)	Complication	Annual Events (~#)
0.5–1%	Mortality	600–1,300
4–20%	Major complications (including collapsed lung)	5,000–26,000

- Mean cost of $14,634 per biopsy
- Frequent LDCTs expose patients to potentially unnecessary radiation


Bronchoscope
Trachea
Bronchi
Cancer


Needle
Lung
Target of biopsy

For an average patient, a lung biopsy has a higher likelihood of leading to a serious complication than that of confirming lung cancer

Sources: Gould, MK et al. Evaluation of Individuals with Pulmonary Nodules: When is it lung cancer? CHEST 2013; 143(5)(Suppl):e93S-120S; OncoCyte absolute number estimated using TAM 10M and 65% specificity; Lokhandwala, T et al. Costs of Diagnostic Workup for Lung Cancer – A Medicare Claims Analysis. ASTRO Abstract presented Thursday, October 20, 2014.

OncoCyte™

Reducing unnecessary biopsies

7–10M Americans

High-risk, 30 Pack-year history
USPSTF Guidelines recommend – screening covered by Medicare



Confirmatory
98% False Alarms
Suspicious nodules
No suspicious nodules
Clear
Biopsy
LDCT screening
Malignant
Benign nodule
DetermaVu Lung

5M Americans

Incidentally screened patients

OncoCyte

DetermaVu could significantly improve Standard of Care

A Multigene Classifier for the Diagnosis of Benign vs Malignant Pulmonary Nodules

- 95% Sensitivity
- 73% Specificity



1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.00 0.20 0.40 0.60 0.80 1.00
True Positive
Sensitivity
1-Specificity
False Positive
AUC = 0.92

Vachani, A et al. *American Thoracic Society and CHEST* 2017.

Clinical trial with 299 patients validated previous findings

- **Improves health outcomes**
  - Reduces number of biopsies
  - Fewer complications
  - Fewer deaths
- **Reduces health care costs**
  - Decreases unnecessary biopsies
  - Reduction in hospitalization

OncoCyte™

Clinical validation study update

- Extensive analysis of issues
  - ✓ Root cause analysis performed
  - ✓ Continue to believe source is vendor consumables manufacturing
  - ✓ Confirmed OCX data to date is reliable
- Next steps
  - Vendor lot manufacturing run (January)
  - Quality control testing
  - If successful – timeline update
- Parallel process
  - Continue evaluation of other platforms

Final studies provide path to commercialization


Pre-Launch
Post-Launch
R&D verification
Analytical Validation
CLIA Validation
Clinical Validation
Clinical Utility
Completed Studies
Pre Launch Planned Study
Post Launch Planned Study

- Clinical validation – confirms that the diagnostic test can be run in a commercial lab and meets the appropriate regulatory and clinical standards
- Clinical utility - assess the healthcare economics associated with a diagnostic test including health outcomes and potential cost savings


CLINICAL UTILITY
CLINICAL VALIDITY
Ethical, Legal, & Social Implications
Education
Facilities

Potential for up to $4.7B in annual US cost offsets

High clinical utility – the potential for fewer risky procedures and significant cost offsets



Current standard of care
USPSTF Guidelines and Incidentally Detected Nodules
(7–15M Patients)
Nodules Found
(0.9–2.0M Patients)
Referred to Follow-up
(630–1,400K Patients)
Complications
(203K Patients)
OncoCyte's test as part of standard of care
USPSTF Guidelines and Incidentally Detected Nodules
(7–15M Patients)
Nodules Found
(0.9–2.0M Patients)
Avoided Procedures
(164–352K Patients)
Avoided Complications
(24–53K Patients)
Annual Estimates
164,000–352,000 Fewer procedures
24,000–53,000 Fewer hospitalizations
2,000–5,000 Lives saved

Intended use – Confirmatory test first launch, Lung-RADS 3&4

Assumptions: 15M patients screened, 13% positive results, molecular diagnostic with 65% specificity (OncoCyte test may have higher or lower specificity); all Lung RADS 3-4 referred to downstream procedures including repeat LDCTs, PET scans, bronchoscopies, surgical biopsies, with 15% complications and associated hospitalization costs. 65% physician compliance with test results.
Cost offsets does not reflect cost of diagnostic. Based on average cost of lung biopsy of $15,000, compared to $3,500 for lung assay.

OncoCyte

Physicians in target specialties express highest level of interest

OncoCyte's test is a compelling value proposition for physicians


Interest in using lung test
10
9
8
7
6
5
4
3
2
1
8.5
7.8
8.3
8.7
9.3
Total
Oncologists
Radiologists
Interventional radiologists
Pulmonologists

- Reasons provided for high ratings:
  - Useful for smaller nodules with high-risk factors
  - Provides additional accuracy and benefit
  - Avoids unnecessary biopsies
  - Non-invasive blood test
  - Provides clinical utility

Results of (30) in-depth, clinician interviews fielded in September/October 2015.
Question asks: On a scale from 1-10 where 10 is very interested, how interested would you be in utilizing Test X?

OncoCyte™

Commercialization strategy addresses all key stakeholders

	Physicians	Patients	Payers
Benefits	• Determinate diagnosis • High sensitivity, specificity • Reduce unnecessary biopsies	• Earlier detection • Improved outcomes • Reduce anxiety over indeterminate finding	• Improved health outcomes • Fewer unnecessary procedures • Reduce overall costs
Marketing Strategy	✓ Medical conferences exhibits and symposia ✓ Specialty sales force ✓ Speakers bureau ✓ Peer reviewed publications ✓ Practice Guidelines	✓ Increase awareness to increase LDCT uptake ✓ Patient friendly test report ✓ Patient assistance program	✓ Aim for highest level of evidence in clinical trials ✓ Contracting strategy aligned to value added pricing ✓ RWE Clinical utility studies ✓ CMS 1st Coverage focus

Sales strategy focused on targeted physician specialties

Small specialty sales force ramps-up as coverage is gained


Specialty Sales Force
Primary
Secondary
Pulmonologists
Interventional Pulmonologists
Thoracic Surgeons
Interventional Radiologists
Radiologists

OncoCyte™

Reimbursement strategy has three key components

Coding

- MAAA Ensured status allows value based pricing
- Pursue ADLT status
- Launch with unlisted code
- Obtain unique CPT code when CMS coverage is gained

Coverage

- MolDx has clear pathway to coverage
- Develop and implement a strong evidence and publication plan
- Clearly demonstrate analytical and clinical validation, clinical utility, and cost savings to healthcare systems
- Obtain CMS coverage 2–3 years after launch

Reimbursement

- List price at launch
- CMS Price set post-launch based on weighted average of commercial plans
- Pursue private payer strategy that leverages PAMA pricing guidelines
- Optimize rather than maximize in-network providers

OncoCyte™

Successful trials expected to result in reimbursement

- Strong clinical validation and utility studies are key to coverage
- OncoCyte's strategy is to provide the highest level of evidence to increase probability of both CMS and private payor coverage
- Previewed study designs with payers
  - 10 Public/Commercial payers
  - 77M Covered lives
  - Positively received
- Favorable recent Coverage with Data Development decisions
  - Preliminary Medicare coverage for assays
  - Coverage based on lower level of evidence



Pre-Launch
Post-Launch
R&D verification
Analytical Validation
CLIA Validation
Clinical Validation
Clinical Utility

OncoCyte

Focused reimbursement strategy supports value-based pricing

MAAA Creates value-based price

- OncoCyte test is MAAA
- Unique CPT code

Optimize contracting strategy

- Private payer contracting strategy maintains value-based pricing
- Patient assistance program reduces out-of-pocket

PAMA Maintains value-based pricing

- Medicare price based on weighted commercial median
- Reviewed every 12–36 months

Key milestones

• **Completed**	Analytical Validation study
• **Completed**	CLIA Certification
• **2018**	DetermaVu™ Lung clinical validation study
• **2018**	Planned commercial launch of DetermaVu
• **Post-launch**	Ongoing clinical utility studies
• **2018-19**	Submit application/dossier for Medicare coverage
• **2019**	Medicare coverage decision anticipated

OncoCyte™

Market cap is correlated to market opportunity and reimbursement coverage



Myriad
$2.4B
Exact Sciences
$6.8B
Veracyte
$225M
Foundation
Medicine
$2.4B
Potential with
reimbursement
MDx
Health
$159M
Reimbursement
Yes
No
OncoCyte
$141M
Biocept
$22M
Volition
$78M
Low
Medium
High
Market Opportunity

Market opportunity is derived from: addressable market size, test price, number of competitors and barriers to entry.
OCX Market Cap as of 1/4/2018

OncoCyte™

Financial highlights and capitalization

($/000s)	September 30, 2017
Cash and equivalents	$11,024M
Marketable securities	$1M
Total Current Assets	12,484
Total Assets	14,249
Total Current Liabilities	4,637
Long Term Debt	6,201
Stockholders' Equity	8,048
Total Liabilities and Stockholders Equity	$14,249
Quarterly Cash Burn	$3.2M
Common Shares Outstanding	31.3M

OncoCyte™

Investment Highlights

- Focused on largest markets with unmet needs for early, accurate cancer diagnosis
  - Lung confirmatory market projected $4+ billion
- Compelling value proposition for physicians, patients, and payers
  - Potential for fewer risky procedures and significant cost savings
- Launch of DetermaVu™ Lung planned
  - 1st Mover Advantage
  - Commercial readiness complete
- Additional tests progressing through R&D process
- Experienced commercial and R&D leadership team

OncoCyte™

Liquid Biopsies

Advancing cancer diagnosis

William Annett
Chief Executive Officer
Mitch Levine
Chief Financial Officer
wannett@oncocyte.com
mlevine@oncocyte.com
www.oncocyte.com
NYSE AMERICAN: OCX

OncoCyte™